NOTE 5 INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
NOTE 5 INCOME TAXES

Deferred tax assets at December 31, 2012 and 2011 consisted of the following:

Deferred tax asset related to:	2012	2011
Net operating loss carry forward	$413,226	$324,034
Less: valuation allowance	(413,226)	(324,034)
Net deferred tax asset	$—	$—

The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $1,215,371 at December 31, 2012, and will expire in the years 2024 through 2032.

The difference in the income tax benefit not shown in the consolidated statements of operations and the amount at that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss for 2012 and 2011 is attributable to the valuation allowance.

The realization of deferred tax benefits is contingent upon future earnings.

The Company had no gross unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in future periods. The Company has not accrued any additional interest or penalties as a result of the adoption of FASB ASC 740.